Consolidated Statements of Operations (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Revenues:
Grant revenue	$ 2,658,836	$ 3,144,620
Contract revenue	565,316
Total revenues	3,224,152	3,144,620
Cost of revenues	(2,544,285)	(2,593,075)
Gross profit	679,867	551,545
Operating expenses:
Research and development	5,071,179	2,609,241
General and administrative	2,765,230	2,632,972
Total operating expenses	7,836,409	5,242,213
Loss from operations	(7,156,542)	(4,690,668)
Other income (expense):
Change in fair value of warrant liability	(3,654,770)
Interest income	1,960	6,202
Total other (expense) income	(3,652,810)	6,202
Net loss before income taxes	(10,809,352)	(4,684,466)
Income tax benefit	750,356	521,458
Net loss	$ (10,058,996)	$ (4,163,008)
Basic and diluted net loss per share	$ (0.65)	$ (0.37)
Basic and diluted weighted average common shares outstanding	15,463,256	11,136,484